UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMYRIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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amyris

P.O. BOX 8016, CARY, NC 27512-9903

Amyris, Inc.
Important Notice Regarding the Availability of Proxy Materials

Annual Meeting of Stockholders to be held on May 28, 2021
For Stockholders as of April 1, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to: www.proxydocs.com/AMRS

To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE, go to www.proxydocs.com/AMRS

Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a paper or email copy as instructed below on or before May 18, 2021 to facilitate timely delivery.

Proxy materials for this Annual Meeting and future meetings may be requested by one of the following methods:

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/AMRS	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone, you will need the 12-digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting proxy materials.

Amyris, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Friday, May 28, 2021
Time: 2:00 PM Pacific Time
Place: Virtual Meeting: Please visit www.proxydocs.com/AMRS for registration details.

To attend the meeting, you must pre-register at www.proxydocs.com/AMRS

SEE REVERSE FOR FULL AGENDA

Amyris, Inc.Annual Meeting of StockholdersTHE BOARD OF DIRECTORS RECOMMENDS A VOTE:FOR ON PROPOSALS 1, 2, 3 AND 4PROPOSAL1. Election of four Class II Directors nominated by the Board to serve for a three-year term.1.01 Philip Eykerman1.02 Frank Kung1.03 John Melo1.04 Julie Spencer Washington2. Ratification of the appointment of Macias Gini & O'Connell LLP as Amyris's independent registered public accounting firm for the fiscal yearending December 31, 2021.3. Approval of Amyris's Amended and Restated 2010 Employee Stock Purchase Plan.4. Approval of an amendment to Amyris's Certificate of Incorporation to effect an increase in the total authorized shares.5. To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.